Exhibit g(3)


Appendix "B"
To
Custodian Agreement
Between
The Chase Manhattan Bank, N.A. and Each of the Investment
Companies Listed on Appendix "A" thereto
Dated as of June 17, 1999

The following is a list of Additional Custodians, Special
Subcustodians and Foreign Subcustodians under the Custodian Agreement dated as of August 1, 1994 (the "Custodian Agreement"):

A. Additional Custodians:

CUSTODIAN         PURPOSE

Bank of New York  FICASH

                  FITERM

B. Special Subcustodians:

SUBCUSTODIAN      PURPOSE

Bank of New York  FICASH

Citibank, N.A.    Global Bond Certificates*

C.  Foreign Subcustodians:

COUNTRY                          FOREIGN SUBCUSTODIAN                            DEPOSITORY

Argentina                        Chase Manhattan Bank, N.A.,                     Caja de Valores, S.A.
                                 Buenos Aires

                                 Citibank, N.A., Buenos Aires

Australia                        The Chase Manhattan Bank,                       Austraclear Limited
                                 Sydney

                                                                                 RITS

                                 Westpac Banking Corporation,
                                 Sydney

                                                                                 The Clearing House Electronic
                                                                                 Sub-register System

Austria                          Creditanstalt-Bankverein,                       Osterreichsche Kontrollbank
                                 Vienna                                          Aktiengesellschaft (OEKB)

Bahrain                          British Bank of the Middle                      None
                                 East, Manama

Bangladesh                       Standard Chartered Bank, Dhaka                  None


*Citibank, N.A. will act as Special Subcustodian with respect to global bond certificates for the following portfolios only: Fidelity Advisor Series VIII: Fidelity Advisor Emerging Markets Income Fund; Fidelity Investment Trust:
Fidelity New Markets Income Fund.

Belgium                          Generale Bank,                                  Caisse Interprofessionnelle
                                 Brussels                                        de Depot et de Virement de
                                 Banque Bruxelles Lambert,                       Titres (CIK)
                                 Brussels

                                                                                 Banque Nationale de Belgique

Bermuda                          The Bank of Bermuda, Limited                    None
                                 Hamilton

Botswana                         Barclays Bank of Botswana Ltd.,                 None
                                 Gaborone

Brazil                           Citibank, N.A., Sao Paulo                       Bolsa de Valores de Sao Paulo
                                                                                 (BOVESPA/CALISPA);
                                 BankBoston, N.A., Sao Paulo                     Rio de Janeiro Stock Exchange
                                                                                 (BVRJ)
                                                                                 Companhia Brasileira de
                                                                                 Liquidacao
                                                                                 e Custodia

Bulgaria                         ING Bank, Sofia                                 Central Depository AD,
                                                                                 Bulgarian National Bank

Canada                           Canada Imperial Bank of                         Canadian Depository for
                                 Commerce,                                       Securities Ltd. (CDS)
                                 Toronto

                                 Royal Bank of Canada

Chile                            Chase Manhattan Bank, Santiago                  None

                                 Citibank, N.A., Santiago

China-Shanghai                   Hongkong & Shanghai Banking                     Shanghai Securities Central
                                 Corp., Ltd., Shanghai                           Clearing & Registration Corp.
                                                                                 (SSCCRC)

China-Shenzhen                   Hongkong & Shanghai Banking                     Shenzhen Securities Central
                                 Corp., Ltd., Shenzhen                           Clearing Co (SSCC)

Colombia                         Cititrust Colombia S.A.,                        Deposito Central de Valores
                                 Sociedad Fiduciaria,
                                 Bogota                                          Deposito Centralizado de
                                                                                 Valores
                                                                                 (DECEVAL)

Cyprus                           The Cyprus Popular Bank Ltd                     None

Czech Republic                   Ceskoslovenska Obchodni                         Securities Center (SCP)
                                 Banka, A.S., Prague

                                 ING Bank N.V., Prague

Denmark                          Den Danske Bank, Copenhagen                     Vaerdipapircentralen-VP Center

Ecuador                          Citibank, N.A., Quito                           None

Egypt                            National Bank of Egypt, Cairo                   Misr for Clearing, Settlement
                                                                                 and
                                                                                 Depository

                                 Citibank, N.A., Cairo

Finland                          Merita Bank, Ltd.,                              Central Share Register of
                                 Helsinki                                        Finland (CSR)

France                           Banque Paribas, Paris                           SICOVAM
                                 Credit Agricole Indosuez, Paris

Germany                          Dresdner Bank A.G., Frankfurt                   Deutsche Borse Clearing (DBC)

Ghana                            Barclays Bank of Ghana Ltd.,                    None
                                 Accra

Greece                           Barclays Bank Plc, Athens                       The Central Securities
                                                                                 Depository
                                                                                 (Apothetirio Titlon, A.E.)

                                                                                 Bank of Greece

Hong Kong                        Chase Manhattan Bank,                           Central Clearing & Settlement
                                 Hong Kong                                       System (CCASS)

                                 Hongkong & Shanghai Banking                     The Central Money Markets Unit
                                 Corp., Ltd.,
                                 Hong Kong



Hungary                          Citibank Budapest Rt., Budapest                 Central Depository & Clearing
                                                                                 House
                                                                                 (Budapest) Ltd. (KELER Ltd.)

India                            Deutsche Bank AG, Mumbai                        National Securities Depository
                                                                                 Limited (NSDL)

                                 Hongkong & Shanghai Banking
                                 Corp. Ltd.,
                                 Mumbai

                                 Chase Manhattan Bank, Mumbai

                                 Standard Chartered Bank, Mumbai

Indonesia                        Hongkong & Shanghai Banking                      None
                                 Corp. Ltd.,
                                 Jakarta

                                 Standard Chartered Bank,
                                 Jakarta

Ireland                          Bank of Ireland, Dublin                          The CREST System

                                 Allied Irish Bank PLC, Dublin                    Bank of Ireland Securities
                                                                                  Settlement
                                                                                  Office

Israel                           Bank Leumi Le-Israel, B. M.,                     Tel Aviv Stock Exchange
                                 Tel Aviv                                         (TASE) Clearinghouse Ltd.

Italy                            Bank Paribas, Milan                              Monte Titoli S.p.A.

                                 Citibank, N.A., Milan                            Banca d'Italia

Ivory Coast                      Societe Generale de Banques en
                                 Cote d'Ivoire, Abidjan                           None

Japan                            The Fuji Bank, Limited, Tokyo                    Japan Securities
                                                                                  Depository Center (JASDEC)

                                 Bank of Tokyo-Mitsubishi                         Bank of Japan
                                 Ltd., Tokyo

Jordan                           Arab Bank, PLC, Amman                            None

Kenya                            Barclays Bank of Kenya Ltd.,                     None
                                 Nairobi

Lebanon                          The British Bank of the                          Midclear
                                 Middle East (BBME)

Luxembourg                       Banque Generale du Luxembourg                    None

                                 Banque Bruxelles Lambert,
                                 Luxembourg

Malaysia                         The Chase Manhattan Bank,                        Malaysian Central Depository
                                 (M) Berhad, Kuala Lumpur                         Sdn. Bhd. (MCD)

                                 Hongkong Bank Malaysia
                                 Berhad, Kuala Lumpur

Mauritius                        Hongkong & Shanghai Banking                      Central Depository &
                                 Corp. Ltd.,                                      Settlement Co.,
                                 Port Louis                                       Ltd. (CDS)

Mexico                           Chase Manhattan Bank, Mexico,                    Institucion para el Deposito de
                                 S.A.                                             Valores-S.D. INDEVAL, S.A
                                 Citibank Mexico, S.A., Mexico                    de C.V.
                                 City,
                                 a wholly-owned subsidiary of
                                 Citibank, N.A.

Morocco                          Banque Commerciale du Maroc,                     MAROCLEAR
                                 Casablanca

Namibia                          Standard Bank Namibia Ltd.,                      None
                                 Windhoek

Netherlands                      ABN-AMRO, Bank N.V.,                             Nederlands Centraal Instituut
                                 Amsterdam                                        voor Giraal Effectenverkeer
                                                                                  BV (NECIGEF); KAS Associatie,
                                                                                  N.V. (KAS)

New Zealand                      National Nominees Ltd.,                          New Zealand Central Securities
                                 Auckland                                         Depository Limited (NZCSD)

                                 ANZ Banking Group (New
                                 Zealand) Limited,
                                 Wellington

Norway                           Den norske Bank ASA, Oslo                        Verdipapirsentralen, The
                                                                                  Norwegian
                                                                                  Registry of Securities (VPS)

Oman                             British Bank of the Middle                       Muscat Securities Market
                                 East, Muscat

Pakistan                         Citibank, N. A., Karachi                         Central Depository
                                                                                  Company of Pakistan (CDC)

                                 Standard Chartered Bank,
                                 Karachi

                                 Deutsche Bank AG, Karachi

Peru                             Citibank, N.A., Lima                             Caja de Valores (CAVALI, S.A.)

Philippines                      Hongkong & Shanghai Banking                      The Philippines Central Depository,
                                 Corp., Ltd., Manila                              Inc.

Poland                           Bank Handlowy W. Warzawie,                       National Depository of
                                 S.A., Warsaw                                     Securities

                                 Citibank Poland, S.A.,
                                 Warsaw, a wholly-owned
                                 indirect subsidiary of
                                 Citibank, N.A.

Portugal                         Banco Espirito Santo e                           Central de Valores Mobiliaros
                                 Commercial                                       (Interbolsa)
                                 de Lisboa, S.A., Lisbon

                                 Bankco Comercial Portuges,
                                 Lisbon

                                                                                  The Central Treasury Bills
                                                                                  Registrar

Romania                          ING Bank N.V., Bucharest                         National Company for Clearing,
                                                                                  Settlement & Depository
                                                                                  for Securities (SNCDD)

                                                                                  Bucharest Stock Exchange (BSE)

Russia                           Chase Manhattan Bank                             Rosvneshtorgbank (VTB)
                                 International,
                                 Moscow

                                 Credit Suisse First Boston AO,
                                 Moscow, a wholly-owned
                                 subsidiary of Credit Suisse
                                 First Boston

Singapore                        Chase Manhattan Bank, Singapore                  Central Depository (Pte) Ltd.
                                                                                  (CDP)

                                 Standard Chartered Bank,
                                 Singapore

                                 Oversea-Chinese Banking
                                 Corporation Limited,
                                 Singapore

Slovak Republic                  Ceskoslovenska Obchodna,                         Stredisko Cennych Papierov
                                 Banka, A.S.                                      (SCP)
                                 Bratislava

                                 ING Bank N.V., Bratislava

Slovenia                         Banka Creditanstalt D.D.,                        Central Klirnisko Depotna
                                 Ljubljana                                        Druzba
                                                                                  d.d. (KDD)

South Africa                     Standard Bank of South                           The Central Depository Limited
                                 Africa, Ltd.,
                                 Johannesburg

                                 First National Bank of
                                 Southern Africa Ltd.,
                                 Johannesburg

South Korea                      Hongkong & Shanghai Banking                      Korean Securities Depository
                                 Corp., Ltd. Seoul                                (KSD)

                                 Standard Chartered Bank, Seoul

Spain                            Chase Manhattan Bank C.M.B.,                    Servicio de Compensacion y
                                 S.A. Madrid                                     Liquidacion de Valores (SCLV)

                                 Banco Santander S.A., Madrid                    Banco de Espana

Sri Lanka                        Hongkong & Shanghai Banking                     Central Depository System
                                 Corp. Ltd., Colombo                             (Pvt) Limited (CDS)

Swaziland                        Stanbic Bank Swaziland                          None
                                 Limited, Mbabane

Sweden                           Skandinaviska Enskilda                          Vardepappercentralen,
                                 Banken, Stockholm                               The Swedish Central Securities
                                 Svenska Handelsbanken,                          Depository
                                 Stockholm

Switzerland                      Union Bank of  Switzerland,                     Schweizerische Effekten-
                                 Zurich                                          Giro A.G. (SEGA)

Taiwan                           Chase Manhattan Bank, Taipei                    Taiwan Securities Central
                                 Hongkong & Shanghai Banking
                                 Corp., Ltd.
                                 Taipei

Thailand                         Chase Manhattan Bank, Bangkok                   Thailand Securities Depository
                                                                                 Company Limited (TSD)

                                 Standard Chartered Bank,
                                 Bangkok

Transnational                                                                    CEDEL, S.A. Luxembourg

                                                                                 The Euroclear System

Turkey                           Chase Manhattan Bank, Istanbul                  Takas ve Saklama A.S. (TvS)

                                 Citibank, N.A., Istanbul                        Central Bank of Turkey

United Kingdom                   Chase Manhattan Bank, London                    The CREST System

                                 First Chicago NBD                               Central Gilts Office
                                 Corporation, London

                                                                                 Central Moneymarkets Office

Uruguay                          BankBoston, N.A., Montevideo                    None

                                 Citibank, N.A., Montevideo

Venezuela                        Citibank, N.A., Caracas                         None

Zambia                           Barclays Bank of Zambia Ltd.,                   Lusaka Stock Exchange
                                 Lusaka

Zimbabwe                         Barclays Bank of Zimbabwe                       None
                                 Ltd., Harare







Each of the Investment Companies Listed on
Appendix "A" to the Custodian Agreement, on Behalf of Each of Their Respective Portfolios

By:      /s/John Costello
Name:   John Costello
Title:  Asst. Treasurer